5 Exhibit 10.1 HERITAGE FINANCIAL CORPORATION TRANSITIONAL RETIREMENT AGREEMENT This TRANSITIONAL RETIREMENT AGREEMENT (the “Agreement”) is made and entered into on September 26, 2022, effective as of January 1, 2023 (the “Effective Date”), by and between HERITAGE FINANCIAL CORPORATION and CINDY M. HIRMAN (f/k/a Cindy Huntley) (“Executive”). Unless specifically defined herein, capitalized terms have the meanings set forth in the Prior Agreement. RECITALS A. Executive is currently employed by the Company pursuant to that certain Employment Agreement, effective as of July 1, 2019 (the “Prior Agreement”). B. Executive is currently employed as an Executive Vice President of the Company and as an Executive Vice President and Chief Banking Officer of Heritage Bank. C. The Company desires, with Executive’s assistance, to implement a succession plan with respect to Executive’s employment, and Executive desires to provide such assistance. D. The Company desires to continue to employ Executive pursuant to the terms of this Agreement and Executive desires to continue to be employed by the Company pursuant to such terms. E. The Parties have made commitments to each other on a variety of important issues concerning Executive’s employment with the Company, including the performance that will be expected of Executive, the compensation Executive will be paid, how long and under what circumstances Executive will remain employed, and the financial details relating to any decision that either the Company or Executive may make to terminate this Agreement and Executive’s employment with the Company. AGREEMENT In consideration of the foregoing and the mutual promises and covenants of the Parties set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby expressly covenant and agree as follows: Prior Agreement. Subject to the terms of Section 0 and Section 0, as of the Effective Date, this Agreement shall supersede and replace any and all prior agreements respecting Executive’s employment by, or service to, the Company as may from time to time have been made by and between the Parties, whether or not in writing, including but not limited to the Prior Agreement; provided, however, that any vested benefits due to Executive pursuant to any pension plan, welfare benefit plan or any other employee benefit plan, including without limitation the Endorsement Method Split Dollar Agreement by and between Heritage Bank and Executive, as amended, shall continue to be subject to the terms and conditions of the applicable plan, program, or agreement, as may be in effect from time to time. Employment Period. The Company shall continue to employ Executive during the Employment Period and Executive shall continue to remain in the employ of the Company and provide services to the Company during the Employment Period in accordance with the terms of this Agreement. The “Employment Period” shall be the period beginning on the Effective Date and ending on April 3, 2023 (the “Retirement Date”), unless sooner terminated as provided herein. The use of the term “Retirement Date” herein is not intended to have any determinative impact on the definition of the terms “retirement,” “retirement date,” or similar terms in any other plan, program or agreement that Executive may be subject to, and such terms shall solely be as defined in such plan, program, or agreement, as may be applicable.

6 Duties. During the Employment Period, Executive shall serve in her existing roles on a full-time basis through and including December 31, 2022, and as Executive Vice President of the Company, a part- time, exempt position thereafter. It is the expectation of the Parties that Executive’s role hereunder will not entail more than twenty-four (24) hours of service per week, on average, following January 1, 2023. Executive shall be subject to the direction of the President and Chief Operating Officer of the Company. Executive shall perform the duties required by this Agreement at the Company’s Principal Business Location and/or virtually, unless the nature of such duties requires otherwise. Compensation and Benefits. During the Employment Period, while Executive is employed by the Company, the Company shall compensate Executive as follows: From the Effective Date through and including December 31, 2022, Executive shall be paid a base salary at an annual rate of Two Hundred Ninety-Two Thousand Seven Hundred and sixty-three dollars and fifty-two cents ($292,763.52) which shall be payable in accordance with the normal payroll practices of the Company then in effect. From January 1, 2023 through and including April 3, 2023, Executive shall be paid a base salary at an annual rate of One Hundred Seventy-Five Thousand Six Hundred and fifty-eight dollars and eleven cents ($175,658.11), which shall be payable in accordance with the normal payroll practices of the Company then in effect Executive shall continue to be eligible to receive an Incentive Bonus for 2022 pursuant to the terms of the Prior Agreement and the Company’s incentive plan. Executive will not be required to be employed on the Incentive Bonus payment date, provided she remains continuously employed through the earlier of such payment date or the Retirement Date. Executive shall be ineligible to receive any Incentive Bonus for 2023. Executive shall continue to be eligible to receive a Company Contribution for the 2022 Plan Year under the Heritage Financial Corporation Deferred Compensation Plan and Executive’s participation agreements and addendums thereunder. Executive shall be ineligible to receive Company Contributions for 2023 or any subsequent Plan Years. Executive shall continue to vest in any outstanding equity awards through the Retirement Date pursuant to the terms of the Company’s equity incentive plan and Executive’s award agreements thereunder. As of the Effective Date, Executive shall be ineligible for any future equity awards. Executive and Executive’s dependents, as the case may be, shall be eligible to participate, subject to the terms thereof, in all retirement, health and welfare plans of the Company as may be in effect from time to time with respect to part-time employees employed by the Company, on as favorable a basis as other similarly situated employees. Rights upon Termination. From the Effective Date through and including December 31, 2022, the termination provisions of Section 4 of the Prior Agreement shall continue to apply by reference in their entirety, as if fully restated herein, provided that Executive executes a Release as provided in Section 5 of the Prior Agreement. From January 1, 2023, through and including April 3, 2023, in the event Executive’s employment is terminated by the Company for any reason other than Cause, this Agreement and the obligations and benefits hereunder shall remain in full force and effect as if Executive was employed through the Retirement Date, provided that Executive executes a Release as provided in Section 5 of the Prior Agreement. From January 1, 2023, through and including April 3, 2023, in the event Executive’s employment is terminated (i) by the Company for Cause; (ii) by Executive for any reason; or (iii) due to

7 Executive’s death or Disability, the Company shall have no further obligations to Executive (except for payment of the Minimum Benefits) and the Company shall continue to have all other rights available hereunder. Executive’s rights following a termination of employment with the Company and its Affiliates for any reason with respect to any benefits, incentives, or awards provided to Executive pursuant to the terms of any plan, program, or arrangement sponsored or maintained by the Company or its Affiliates, whether tax-qualified or not, which are not specifically addressed herein, shall be subject to the terms of such plan, program, or arrangement and this Agreement shall have no effect upon such terms except as specifically provided herein. Restrictive Covenants. Section 6 of the Prior Agreement is incorporated herein by reference as if fully restated herein and shall remain in full force and effect. General Provisions. Section 7, Section 8, Section 10, and Sections 12–20 of the Prior Agreement are incorporated herein by reference as if fully restated herein and shall remain in full force and effect. Applicable Law. All questions concerning the construction, validity, and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the internal laws of the State of Washington applicable to agreements made and wholly to be performed in such state without regard to conflicts of law provisions of any jurisdiction. Entire Agreement. This Agreement constitutes the entire agreement between the Parties concerning the subject matter hereof, and supersedes all prior negotiations, undertakings, agreements, and arrangements with respect thereto, whether written or oral (specifically including the Prior Agreement). By way of clarification and not limitation, except as specifically provided in this Agreement, the applicable plan documents with respect to any particular Company benefit plan shall control with respect to the benefits provided thereunder. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall not affect the validity or enforceability of any other provision of this Agreement and all other provisions shall remain in full force and effect. The various covenants and provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Without limiting the generality of the foregoing, if the scope of any covenant contained in this Agreement is too broad to permit enforcement to its full extent, such covenant shall be enforced to the maximum extent permitted by law, and the Parties hereby agree that such scope may be judicially modified accordingly. IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name and on its behalf, and Executive acknowledges understanding and acceptance of, and agrees to, the terms of this Agreement, all as of the Effective Date. HERITAGE FINANCIAL CORPORATION By: /s/ Jeffrey J. Deuel Jeffrey J. Deuel President and Chief Executive Officer EXECUTIVE By: /s/ Cindy M. Hirman Cindy M. Hirman